UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2017

Smith Micro Software, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	01-35525	33-0029027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Columbia Aliso Viejo, CA	92656
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 362-5800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On August 22, 2017, Smith Micro Software, Inc. (the “Company”) entered into an amendment to its existing Secured Promissory Note issued to Steven L. Elfman and Monique P. Elfman (“Elfman”). The amendment extends the maturity date of the Note from September 25, 2017 to January 25, 2018.  Steven L. Elfman is a director of the Company.  The amendment does not change any other terms of the Note.

Also on August 22, 2017, the Company consented to extend the maturity date from September 25, 2017 to January 25, 2018 of its existing Secured Promissory Note dated June 26, 2017 issued to William W. Smith, Jr. and Dieva L. Smith (“Smith”).  William W. Smith, Jr. is Chairman and Chief Executive Officer of the Company.

On August 23, 2017, the Company entered into a new borrowing arrangement with Smith, under which the Company borrowed $750,000 and issued to Smith a new Secured Promissory Note with a principal balance of $750,000, bearing interest at the rate of 12% per annum, and maturing on January 25, 2018.

On August 24, 2017, the Company entered into new borrowing arrangements with  Next Generation TC FBO Andrew Arno IRA 1663 (“Arno IRA”)  and Andrew Arno (“Arno”), under which the Company borrowed $250,000 and issued to them new Secured Promissory Notes with a principal balance of $175,000 and $75,000, respectively, bearing interest at the rate of 12% per annum, and maturing on January 31, 2018.  Andrew Arno is a director of the Company.

The foregoing description of the Notes and amendment is qualified by reference to the complete text of the Notes and amendment, each of which is filed as an exhibit to this Current Report on Form 8-K.  All outstanding Notes are secured by the Company’s accounts receivable and certain other assets.

Item 2.03.  Creation of a Direct Financial Obligation of a Registrant

The information set forth in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit	Description

10.1	Amendment to Secured Promissory Note, dated August 18, 2017, by and between the Company and Steven L. Elfman and Monique P. Elfman
10.2	Secured Promissory Note, dated August 18, 2017, issued by the Company to William W. Smith, Jr. and Dieva L. Smith
10.3	Secured Promissory Note, dated August 24, 2017, issued by the Company to Next Generation TC FBO Andrew Arno IRA 1663
10.4	Secured Promissory Note, dated August 24, 2017, issued by the Company to Andrew Arno

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Smith Micro Software, Inc.

Date: August 25, 2017	By:	/s/ Timothy C. Huffmyer
Timothy C. Huffmyer
Vice President and Chief Financial Officer